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                                                                   EXHIBIT 10.16

                               SECOND AMENDMENT TO

                                SUBORDINATION AND

                             INTERCREDITOR AGREEMENT

     Amendment dated as of June 29, 2001 by and among the parties whose names appear below (this "Amendment") to a certain Intercreditor Agreement (as defined below). Unless otherwise defined below, capitalized terms used in this Agreement shall have the respective meanings set forth in the Intercreditor Agreement.

                                    RECITALS

     WHEREAS, LTHI proposes to issue, and Capital Resource Partners IV, L.P. ("CRP IV"), proposes to purchase, up to $5,000,000 principal amount of promissory notes (the "Bridge Notes") and warrants to purchase common stock of the Company upon the terms and conditions set forth in Exhibit A hereto; and

     WHEREAS, the Bank is willing to consent to the issuance of the Bridge Notes on the condition that CRP IV, the Purchaser, the Borrowers and the affiliates of the Borrowers who are parties to the Intercreditor Agreement enter into this Amendment with the Bank in order to provide that the terms of subordination between the Bank and the Purchaser set forth in the Intercreditor Agreement also apply to CRP IV and the Bridge Notes; and

     NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

Section 11.  Definitions.

     As used in this Amendment, capitalized terms used in this Amendment shall have the respective meanings set forth in the Intercreditor Agreement, except as otherwise defined above and except the following capitalized terms shall have the following respective meanings:

          "Intercreditor Agreement" means that certain Subordination and Intercreditor Agreement dated as of February 26, 1999, as amended by the First Amendment thereto dated as of June 28, 2001, by and among the Bank, the Original Parties and the Additional Parties.

Section 12. Amendment of Intercreditor Agreement.

            a. The definition of "Subordinate Liabilities" set forth in the Intercreditor Agreement is hereby amended and restated in its entirety as follows:

          ""Subordinate Liabilities" shall mean (a) all indebtedness of the Company to the Subordinated Creditor for principal of and interest on the Notes, together
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     with any prepayment fees or premiums under the Notes, (b) all indebtedness of LTHI to the Subordinated Creditor for principal of and interest on the Bridge Notes, together with any prepayment fees or premiums under the Bridge Notes, (c) all indebtedness of the Dutch Subsidiary to the Subordinated Creditor under the Dutch Guarantee, and (d) all other indebtedness or liabilities of the Borrowers, direct or indirect, contingent or noncontingent, now existing or hereafter incurred or now or hereafter due and owing to the Subordinated Creditor under or with respect to the Notes, the Dutch Guarantee or the Purchase Agreement or otherwise, including fees, reimbursement obligations, expenses, costs, and post-petition interest in bankruptcy."

            b. The definition of "Subordinated Creditor" set forth in the Intercreditor Agreement is hereby amended and restated in its entirety as follows:

          ""Subordinated Creditor" shall mean the Purchaser, CRP IV and any holder of the Subordinate Liabilities."

            c. Section 4.3 of the Intercreditor Agreement is hereby amended by inserting after the work "Notes" and before the word "; provided," in the twenty-first line of such section the following additional clause:

     "and (v) any regularly-scheduled payments of interest and/or principal in accordance with the terms of the Bridge Note, including, without limitation, repayment of the Bridge Note on October 31, 2001 (provided five
     (5) business days' notice is given to the Senior Lender in respect of any payments of principal)"

Section 13.  Miscellaneous.

     Except as amended hereby, the Subordination Agreement shall remain in full force and effect. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, and all of which counterparts taken together shall constitute one and the same instrument.

                  [Remainder of page intentionally left blank]

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date first above written.

                         THE BANK:

                         SILICON VALLEY BANK

                         BY:  /s/ John D. Gaziano, Jr.
                            --------------------------
                            Name:
                            Title:

                         CRP IV:

                         CAPITAL RESOURCE PARTNERS IV, L.P.,

                         BY:  CRP PARTNERS IV, L.L.C.,
                             its General Partner

                         By:   /s/ Stephen M. Jenks
                             ----------------------
                            Stephen M. Jenks, Managing Member

                         THE ORIGINAL AND ADDITIONAL PARTIES:

                         CAPITAL RESOURCE LENDERS III, L.P.,

                         BY:  CAPITAL RESOURCE PARTNERS III,
                             L.L.C., its General Partner

                         By:   /s/ Stephen M. Jenks
                             ----------------------
                            Stephen M. Jenks, Managing Member

                         LIONBRIDGE TECHNOLOGIES HOLDINGS, B.V.

                         BY:  /s/ Rory J. Cowan
                            -------------------
                              Name:  Rory J. Cowan
                              Title:  Chairman, CEO and President

                         LIONBRIDGE TECHNOLOGIES, B.V.

                         BY:  /s/ Rory J. Cowan
                              -----------------
                              Name:  Rory J. Cowan
                              Title:  Chairman, CEO and President

                         LIONBRIDGE TECHNOLOGIES, INC.
                         (f/k/a Lionbridge Technologies Holdings, Inc.)

                         BY:  /s/ Rory J. Cowan
                              -----------------
                              Name:  Rory J. Cowan
                              Title:  Chairman, CEO and President

                         LIONBRIDGE TECHNOLOGIES IRELAND

                         BY:  /s/ Rory J. Cowan
                              -----------------
                              Name:  Rory J. Cowan
                              Title:  Chairman, CEO and President

                         LIONBRIDGE TECHNOLOGIES CALIFORNIA, INC.

                         BY:  /s/ Rory J. Cowan
                              -----------------
                              Name:  Rory J. Cowan
                              Title:  Chairman, CEO and President

                         LIONBRIDGE AMERICA, INC.

                         (f/k/a Lionbridge Technologies, Inc.)

                         By:  /s/ Rory J. Cowan
                              -----------------
                              Name:  Rory J. Cowan
                              Title:  Chairman, CEO and President

                         LIONBRIDGE K.K.
                         (f/k/a Lionbridge Japan K.K.)

                         By:  /s/ Rory J. Cowan
                              -----------------
                              Name:  Rory J. Cowan
                              Title:  Chairman, CEO and President

                         JAPANESE LANGUAGE SERVICES, INC.

                         By:  /s/ Rory J. Cowan
                              -----------------
                              Name:  Rory J. Cowan
                              Title:  Chairman, CEO and President

                         LIONBRIDGE TECHNOLOGIES SARL

                         (f/k/a Lionbridge Technologies (France)

                         By:  /s/ Rory J. Cowan
                              -----------------
                              Name:  Rory J. Cowan
                              Title:  Chairman, CEO and President

                         INT'L.com, INC.

                         BY:  /s/ Rory J. Cowan
                              -----------------
                              Name:  Rory J. Cowan
                              Title:  Chairman, CEO and President

                         INTERNATIONAL LANGUAGE ENGINEERING
                           CORPORATION

                         BY:  /s/ Rory J. Cowan
                              -----------------
                              Name:  Rory J. Cowan
                              Title:  Chairman, CEO and President

                         HARVARD TRANSLATIONS, INC.

                         BY:  /s/ Rory J. Cowan
                              -----------------
                              Name:  Rory J. Cowan
                              Title:  Chairman, CEO and President

                                                                       EXHIBIT A
                                                                       ---------

                               BRIDGE NOTE TERMS
                          CAPITAL RESOURCE PARTNERS IV
                                 JUNE 26, 2001


Borrower:      Lionbridge Technologies Holdings, Inc.

Lender:        Capital Resource Partners IV (CRP IV)

Amount:        $5.0 million

Coupon:        12.0% payable quarterly

Repayment:     Due in full including all accrued and unpaid interest on
               October 31, 2001 unless previously converted.

Conversion:    Upon a Qualified Financing, the Bridge Note and all accrued but unpaid interest will convert to the form of the Qualified
               Financing. A Qualified Financing will be a Senior Subordinated
               Note and Warrant financing provided by Capital Resource Partners on the terms outlined in the Letter of Intent dated June 26, 2001.

Warrant
Coverage:      CRP IV will receive a Common Stock Warrant for the number of common shares determined by dividing $1.0 million by 80.0% of the 45 trading day trailing average closing share price on October
               31, 2001. The conversion price of the Common Stock Warrant will be the 45 trading day trailing average closing share price on October 31, 2001. However, in no case will the total shares represented by this Warrant exceed 900,000.

               If the Series A financing is not completed by October 31, 2001 and the Bridge Note is not repaid, then the Bridge Note will convert into an $8.0 million 12.0% Senior Subordinated Note due September 30, 2006 which shall have no amortization prior to its September 30, 2006 maturity date.

Conditions:    The proceeds of the Bridge Note will be used as a deposit in conjunction with Lionbridge's bid to acquire Mendez S.A. and other corporate purposes. All other Terms and Conditions of the Bridge Note will be standard for a financing of this type.